UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2026

Pyrophyte Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40957	N/A
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3262 Westheimer Road Suite 706 Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

(281) 701-4234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2026, Pyrophyte Acquisition Corp., a Cayman Islands exempted company (“Pyrophyte”), entered into an amendment “Amendment No. 5”) to the previously announced business combination agreement, dated November 13, 2023, by and among Pyrophyte, Sio Silica Corporation, an Alberta corporation (“Sio”), Snowbank NewCo Alberta ULC, an Alberta unlimited liability corporation and a wholly-owned subsidiary of Pyrophyte (“Pyrophyte Newco”), and Sio Silica Incorporated, an Alberta corporation (“Sio Newco”) (the “Sio Business Combination Agreement”), with Sio, Pyrophyte Newco and Sio Newco, pursuant to which the parties agreed to extend the outside date from April 29, 2026 to April 29, 2027. Pursuant to the Sio Business Combination Agreement, pursuant to which, among other things and subject to the terms and conditions contained therein, (i) Pyrophyte will transfer by way of continuation from the Cayman Islands to Alberta in accordance with the Cayman Islands Companies Act (as revised) (the “Companies Act”) and continue as an Alberta corporation in accordance with the applicable provisions of the Business Corporations Act (Alberta) (the “ABCA”) (such continuation, the “Domestication”), (ii) following the Domestication, Pyrophyte will amalgamate with Sio Newco (the “SPAC Amalgamation”), with Sio Newco surviving the SPAC Amalgamation (“Pubco”) in accordance with the terms of a Plan of Arrangement (the “Plan of Arrangement”), and (iii) Sio and Pyrophyte Newco will amalgamate (the “Sio Amalgamation” and together with the SPAC Amalgamation, the “Amalgamations”), with Sio surviving the Sio Amalgamation as a wholly-owned subsidiary of Pubco and such entity will continue the business operations currently undertaken by Sio. The transactions contemplated by the Sio Business Combination Agreement are referred to herein as the “Sio Business Combination.”

The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by the provisions of Amendment No. 5, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Additional Information about the Sio Business Combination and Where to Find It

Sio Newco intends to file a registration statement on Form F-4 relating to the Sio Business Combination (the “Registration Statement”), which will include a preliminary proxy statement of Pyrophyte and a preliminary prospectus of Sio Newco, and after the Registration Statement is declared effective, Pyrophyte will mail the definitive proxy statement/prospectus relating to the Sio Business Combination to Pyrophyte’s shareholders as of a record date to be established for voting on the Sio Business Combination. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Sio Business Combination and the other matters to be voted upon at the extraordinary general meeting of shareholders of Pyrophyte to, among other things, vote for the Sio Business Combination (the “Pyrophyte Shareholders Meeting”). This communication does not contain all the information that should be considered concerning the Sio Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Pyrophyte and Sio Newco may also file other documents with the SEC regarding the Sio Business Combination. Pyrophyte’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Sio Business Combination, as these materials will contain important information about Pyrophyte, Sio, Pyrophyte Newco, Pubco and the Sio Business Combination.

Pyrophyte’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Pyrophyte and Sio Newco through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Pyrophyte, Sio, Sio Newco and their respective directors and officers may be deemed participants in the solicitation of proxies of Company shareholders in connection with the Sio Business Combination. More detailed information regarding the directors and officers of Pyrophyte, and a description of their interests in Pyrophyte, is contained in Pyrophyte’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Pyrophyte’s shareholders in connection with the Sio Business Combination and other matters to be voted upon at the Pyrophyte Shareholders Meeting will be set forth in the Registration Statement for the Sio Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Pyrophyte or Sio’s ability to effectuate the Sio Business Combination discussed in this document; the benefits of the Sio Business Combination; the future financial performance of Pubco (which will be the go-forward public company following the completion of the business combination) following the transactions; changes in Sio’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Pyrophyte, Sio or Pubco’s views as of any subsequent date, and none of Pyrophyte, Sio or Pubco undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pubco nor Pyrophyte gives any assurance that either Pubco or Pyrophyte will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Sio Business Combination by Pyrophyte’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Pyrophyte; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Sio Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Pubco, Pyrophyte, Sio or any investigation or inquiry following announcement of the Sio Business Combination, including in connection with the Sio Business Combination; (iv) the inability to complete the Sio Business Combination due to the failure to obtain approval of Pyrophyte’s or Sio’s shareholders; (v) Sio’s and Pubco’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Sio Business Combination; (vi) the ability of the parties to obtain the listing of Pubco’s common shares and warrants on the New York Stock Exchange or another national securities exchange mutually agreed to in writing by the parties to the Business Combination Agreement upon the closing of the Sio Business Combination; (vii) the risk that the Sio Business Combination disrupts current plans and operations of Sio; (viii) the ability to recognize the anticipated benefits of the Sio Business Combination; (ix) unexpected costs related to the Sio Business Combination; (x) the amount of redemptions by Pyrophyte’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the Sio Business Combination; (xii) limited liquidity and trading of Pubco’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Sio or Pyrophyte may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Sio’s resources; (xvii) the risk that the consummation of the Sio Business Combination is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in Pyrophyte’s other filings with the SEC.

No Offer or Solicitation

This communication relates to a Sio Business Combination between Sio and Pyrophyte. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Sio Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Amendment No. 5 to Business Combination Agreement, dated March 13, 2026.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP.

Date: March 18, 2026	By:	/s/ Sten Gustafson
		Name:	Sten Gustafson
		Title:	Chief Financial Officer

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